UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2025

PepGen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41374	85-3819886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue 8th Floor
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 797-0979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEPG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2025, PepGen Inc. (the "Company") announced its financial results for the year ended December 31, 2024 and issued a press release titled "PepGen Reports Fourth Quarter and Year-End 2024 Financial Results and Recent Corporate Highlights". A copy of the press release is furnished as Exhibit 99.1.

The information provided in this Current Report on Form 8-K (this “Form 8-K”), including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

The Company will host a conference call and webcast on February 24, 2025 at 8:00 a.m. Eastern time, during which it expects to discuss the initial results from the ongoing FREEDOM-DM1 trial in patients with myotonic dystrophy type 1 (DM1). Directions on how to access the conference call and a summary of the initial data are included in the Company’s press release titled “PepGen Announces Positive Initial Results, Including Robust Splicing Correction, from Ongoing FREEDOM-DM1 Trial in Patients with DM1” furnished as Exhibit 99.2 hereto. A copy of the slide deck that will be presented during the conference call is furnished as Exhibit 99.3 hereto.

The information in this Item 7.01 of this Form 8-K, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. This Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by PepGen Inc. on February 24, 2025 titled "PepGen Reports Fourth Quarter and Year-End 2024 Financial Results and Recent Corporate Highlights"
99.2	Press Release issued by PepGen Inc. on February 24, 2025 titled "PepGen Announces Positive Initial Results, Including Robust Splicing Correction, from Ongoing FREEDOM-DM1 Trial in Patients with DM1"
99.3	Corporate Presentation titled “FREEDOM-DM1 5 and 10 mg/kg Clinical Data Update”
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepGen Inc.

Date:	February 24, 2025	By:	/s/ Noel Donnelly
Noel Donnelly, Chief Financial Officer